                                 SECOND AMENDMENT TO
                                  CREDIT AGREEMENT

          This Amendment is agreed to as of the 23rd day of December, 1997, by and among BMC Industries, Inc., a Minnesota corporation (the "Borrower"); Norwest Bank Minnesota, National Association, a national banking association, as Agent under the Credit Agreement described below (in such capacity, the "Agent"); and Norwest Bank Minnesota, National Association, a national banking association, U.S. Bank National Association, a national banking association formerly known as First Bank National Association, and NBD Bank, a Michigan banking corporation, as Banks (the "Banks").

          The Borrower, the Agent and the Banks are each parties to a Credit Agreement dated as of June 5, 1996, as amended by an amendment dated June 27, 1997 (together with all amendments, modifications and restatements thereof, the "Credit Agreement").

          The Borrower has requested the ability to effect Eurodollar Rate borrowings on a 7-day basis, and the Agent and the Banks are willing to grant the Borrower's request.

          ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement and herein, the parties hereby agree as follows:

          1.   AMENDMENT.  The Credit Agreement is hereby amended as follows:

          (a)  The definition of "Facility B Commitment Termination Date" in
     Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Facility B Commitment Termination Date" means the earliest of
          (i) June 26, 1998, (ii) the date on which the fourth Borrowing under
          Section 2.2 (excluding General Purpose Facility B Borrowings, as defined in Section 2.2) is made, (iii) the date on which the Facility B Commitment Amounts have been reduced to $0 pursuant to Section 2.9, or (iv) the date on which the Commitments have been terminated pursuant to Section 7.2.

          (b) The definition of "Interest Period" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Interest Period" means, with respect to any Advance bearing interest at a Eurodollar Rate, (i) if such Interest Period commences on or before December 31, 1997, a period of seven days or one, two, three, or six months beginning on a Eurodollar Business Day, and
          (ii) thereafter, a period of one, two, three, or six months beginning on a Eurodollar Business Day, in each case as elected by the Borrower.

          (c) The last sentence of Section 2.2 of the Credit Agreement is hereby deleted, and the following is substituted therefor:

          Except as set forth below in this Section 2.2, the proceeds of each Facility B Advance shall be used by the Borrower to facilitate one or more Permitted Acquisitions. The Borrower may use the proceeds of up to $25,000,000 in Facility B Advances at any time outstanding to facilitate the repurchase or retirement by the Borrower of its own stock. In addition, the Borrower may use the proceeds of one or more Borrowings under this Section 2.2 (each, a "General Purpose Facility B Borrowing") for the Borrower's general corporate purposes so long as the aggregate principal amount of such General Purpose Facility B Borrowings outstanding at any one time does not exceed $10,000,000; provided, however, that the Borrower shall repay all Facility B Advances comprising such General Purpose Facility B Borrowings not later than the 60th day following the day on which the first such General Purpose Facility B Borrowing is effected (or, if sooner, February 28, 1998). The Borrower may not use the proceeds of any Facility B Advance to repay any other Facility B Advance.

          (d) The phrase, "If such Borrowing is to be made under Section 2.2," in Section 2.3 of the Credit Agreement is hereby deleted, and the following is substituted therefor:

          If such Borrowing is to be made under Section 2.2, such notice or request shall specify the intended use of the proceeds of such Borrowing, and, if the proceeds of such Borrowing are to be used to facilitate a Permitted Acquisition,

          2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and the Banks as follows:

          (a) The Borrower has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment, and to perform this Amendment and the Credit Agreement as amended hereby. This Amendment has been duly and validly executed and delivered to the Agent by the Borrower, and this Amendment, and the Credit Agreement as amended hereby, constitute the Borrower's legal, valid and binding obligations enforceable in accordance with their terms.

          (b) The execution, delivery and performance by the Borrower of this Amendment, and the performance of the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate the Borrower's articles of incorporation or bylaws or any provision of any law, rule, regulation or order presently in effect having applicability to the Borrower, or
     (iii) result in a breach of or constitute a default under any indenture or agreement to which the Borrower is a party or by which the Borrower or its properties may be bound or affected.

          (c) All of the representations and warranties contained in Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

          3. CONDITIONS. The amendments set forth in paragraph 1 shall be effective only if the Agent has received this Amendment, duly executed by each of the parties hereto, on or before the date hereof (or such later date as the Banks may agree to in writing).

          4. MISCELLANEOUS. The Borrower shall pay all costs and expenses of the Agent, including attorneys' fees, incurred in connection with the drafting and preparation of this Amendment and any related documents. Except as amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Amendment, taken together, shall constitute but one and the same instrument. This Amendment shall be governed by the substantive law of the State of Minnesota.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BMC INDUSTRIES, INC.                         NORWEST BANK MINNESOTA,
                                                NATIONAL ASSOCIATION, AS
                                                AGENT AND AS A BANK

By /s/Jeffrey L. Wright                      By /s/Scott Bjelde
     Its Corporate Controller                     Its Vice President

U.S. BANK NATIONAL                           NBD BANK
     ASSOCIATION

By /s/David Shapiro                          By /s/Marguerite C. Gordy
     Its Financial Banking Officer                Its Second Vice President

                                CONSENT OF GUARANTOR

          The undersigned, as a guarantor of all indebtedness of the Borrower to the Banks under its Guaranty dated June 5, 1996, hereby consents to the foregoing Amendment and acknowledges that all indebtedness arising under the Credit Agreement, as amended thereby, shall constitute Indebtedness as defined in and guarantied under that Guaranty. The foregoing confirmation shall not be deemed to limit the terms of the Guaranty in any manner. The undersigned acknowledges that this Consent merely confirms the terms of the Guaranty, and that no such confirmation is required in connection with this Amendment or any future amendment to or restatement of the Credit Agreement or any document executed in connection with the Credit Agreement or this Amendment.


                                             VISION-EASE LENS, INC.

                                             By /s/Ray Rogers
                                                  Its _Director